                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                          July 23, 1998 (June 12, 1998)

                        AMERICAN COIN MERCHANDISING, INC.
             (Exact name of registrant as specified in its charter)

                                     0-26580
                            (Commission File Number)

            DELAWARE                                   84-1093721
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation)


                  5660 CENTRAL AVENUE, BOULDER, COLORADO 80301
              (Address of principal executive offices and Zip Code)

                                 (303) 444-2559
               Registrant's telephone number, including area code

      This Amendment No. 1 to the Current Report of American Coin Merchandising, Inc. ("Registrant" or the "Company") on Form 8-K dated July 10, 1998 (the "Report"), relates to the Company's purchase of the assets of each of Suncoast Toys, Inc., Oregon Coin Company and NW Toys Co. (collectively, the "Sellers") pursuant to the Asset Purchase and Sale Agreements (the "Purchase Agreements"), by and between the Company and each of the Sellers for an aggregate purchase price of $30 million, including inventory. The purpose of this Amendment is to amend Item 7(a) to provide the financial statements of the Sellers and Item 7(b) to provide the required pro forma financial information relating to the business combination between the Company and the Sellers on June 12, 1998 which were impracticable to provide at the time the Registrant initially filed this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (a) Financial Statements of Business Acquired. See Exhibit 99.5 for Sellers' financial statements.

      (b) Pro Forma Financial Information. The pro forma financial information is being filed herewith:

      The following unaudited pro forma financial statements assume a business combination between the Company and the Sellers accounted for using the purchase method of accounting. The pro forma financial statements are based on historical financial statements and the notes thereto of the Company included in the annual report on Form 10-K for the year ended December 31, 1997 and the quarterly report on Form 10-Q for the three months ended March 31, 1998 and the historical financial statements and notes thereto of the Sellers' included herein.

      The pro forma balance sheet combines the Company's March 31, 1998 balance sheet with the Sellers' March 31, 1998 combined balance sheet, giving effect to the acquisition of the Sellers, accounted for as a purchase, as if it had occurred on March 31, 1998. The pro forma statements of earnings combines the Company's historical statements of earnings for the year ended December 31, 1997 and the three months ended March 31, 1998 with the Sellers' historical results of operations for the same periods giving effect to the acquisition of the Sellers, accounted for as a purchase, as if it had occurred on January 1, 1997.

      The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the purchase had been consummated on such dates, nor is it necessarily indicative of future operating results or financial position. Such information is subject to the assumptions set forth in the notes to the pro forma financial statements.

      These pro forma financial statements should be read in conjunction with the historical financial statements and the related notes thereto of the Company and the historical combined financial statements and the notes thereto of the Sellers included herein.

                        AMERICAN COIN MERCHANDISING, INC.

                         PRO FORMA FINANCIAL STATEMENTS
                                  BALANCE SHEET
                              AS OF MARCH 31, 1998
                                 (IN THOUSANDS)


                                                                                       HISTORICAL
                                                                                        COMBINED     ADJUSTMENTS FOR
                                                                                        SUNCOAST     THE ACQUISITION
                                                                                       TOYS, INC.,    OF SUNCOAST
                                                                        HISTORICAL       NW TOYS     TOYS, INC., NW
                                                                       AMERICAN COIN     CO. AND       TOY CO. AND
                                                                       MERCHANDISING,   OREGON TOY      OREGON TOY
                                                                           INC.          COMPANY         COMPANY       PRO FORMA
                                                                       --------------  -----------   ----------------  ---------
Current assets:
Cash and cash equivalents ..........................................      $  2,251         8,577        (8,577)(a)        2,251
Trade accounts and other receivables ...............................           643           140          (140)(a)          643
Inventories ........................................................         6,433         1,713          (170)(a)        7,976
Note receivable ....................................................          --             350          (350)(a)         --
Prepaid expenses and other assets ..................................           687           262          (262)(a)          687
                                                                          --------      --------      --------         --------
     Total current assets ..........................................        10,014        11,042        (9,499)          11,557
                                                                          --------      --------      --------         --------

Property and equipment, at cost:
     Vending machines ..............................................        26,236         4,405        (4,405)(b)       28,655
                                                                                                         2,419 (b)
     Vehicles ......................................................         5,314           412          (412)(b)        5,531
                                                                                                           217(b)
     Office equipment, furniture and fixtures ......................         1,481            93           (93)(b)        1,499
                                                                                                            18(b)
                                                                          --------      --------      --------         --------
                                                                            33,031         4,910        (2,256)          35,685
     Less: accumulated depreciation ................................        (8,637)       (3,180)        3,180(b)        (8,637)
                                                                          --------      --------      --------         --------
         Property and equipment, net ...............................        24,394         1,730           924           27,048

Placement fees, net of accumulated amortization ....................           285          --                              285
Cost in excess of assets acquired, net of accumulated
   amortization ....................................................         9,478          --          25,846(c)        35,324
Other assets .......................................................            54            43           (43)(a)           54
                                                                          --------      --------      --------         --------
     Total assets ..................................................      $ 44,225        12,815        17,228           74,268
                                                                          ========      ========      ========         ========

Current liabilities:
Current portion of long-term debt ..................................      $  1,277          --                            1,277
Notes payable to Control Group .....................................           337          --                              337
Income taxes payable ...............................................           465          --                              465
Accounts payable ...................................................         2,636         1,211        (1,211)(a)        2,636
Accrued commissions ................................................         1,011          --                            1,011
Other accrued expenses .............................................           602           251          (251)(a)          602
                                                                          --------      --------      --------         --------
     Total current liabilities .....................................         6,328         1,462        (1,462)           6,328

Long-term debt, net of current portion .............................         6,602          --          30,043(d)        36,645
Deferred income taxes ..............................................           421          --                              421
                                                                          --------      --------      --------         --------
     Total liabilities .............................................        13,351         1,462        28,581           43,394

Stockholders' equity:
    Preferred stock ................................................          --            --                             --
    Common stock ...................................................            65            53           (53)(e)           65
    Additional paid-in-capital .....................................        21,943            20           (20)(e)       21,943
    Unearned stock option compensation .............................           (15)         --                              (15)
    Retained earnings ..............................................         8,881        11,280       (11,280)(e)        8,881
                                                                          --------      --------      --------         --------
    Total stockholders' equity .....................................        30,874        11,353       (11,353)          30,874
                                                                          --------      --------      --------         --------
Commitments
    Total liabilities and stockholders' equity .....................      $ 44,225        12,815        17,228           74,268
                                                                          ========      ========      ========         ========



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

                        AMERICAN COIN MERCHANDISING, INC.

                         PRO FORMA FINANCIAL STATEMENTS
                             STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                                    HISTORICAL
                                                                     COMBINED     ADJUSTMENTS FOR
                                                                     SUNCOAST     THE ACQUISITION
                                                                    TOYS, INC.,    OF SUNCOAST
                                                      HISTORICAL      NW TOYS     TOYS, INC., NW
                                                    AMERICAN COIN     CO. AND       TOY CO. AND
                                                    MERCHANDISING,  OREGON TOY      OREGON TOY
                                                          INC.        COMPANY         COMPANY       PRO FORMA
                                                    --------------  -----------   ----------------  ---------

Revenue:
     Vending .....................................     $ 52,866        18,726                         71,592
     Franchise and other .........................        6,218         1,156                          7,374
                                                       --------      --------        -------        --------
         Total revenue ...........................       59,084        19,882                         78,966
                                                       --------      --------        -------        --------

Cost of revenue:
     Vending .....................................       37,506        12,795           (792)(f)      50,040
                                                                                         531(f)
     Franchise and other .........................        3,967           491                          4,458
                                                       --------      --------        -------        --------
         Total cost of revenue ...................       41,473        13,286           (261)         54,498
         Gross profit ............................       17,611         6,596            261          24,468

General and administrative expenses ..............       10,314         2,523          1,292(g)       14,129
                                                       --------      --------        -------        --------
     Operating earnings ..........................        7,297         4,073         (1,031)         10,339

Interest expense, related parties ................           76          --                               76
Interest expense (income), other, net ............          536          (336)         2,554(h)        2,754
                                                       --------      --------        -------        --------
     Earnings before taxes .......................        6,685         4,409         (3,585)          7,509

Provision for income taxes .......................        2,256          --              278(i)        2,534
                                                       --------      --------        -------        --------
     Net earnings ................................     $  4,429         4,409         (3,863)          4,975
                                                       ========      ========        =======        ========




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

                        AMERICAN COIN MERCHANDISING, INC.

                         PRO FORMA FINANCIAL STATEMENTS
                             STATEMENT OF EARNINGS
                        THREE MONTHS ENDED MARCH 31, 1998
                                 (IN THOUSANDS)

                                                          HISTORICAL
                                                           COMBINED     ADJUSTMENTS FOR
                                                           SUNCOAST     THE ACQUISITION
                                                          TOYS, INC.,    OF SUNCOAST
                                            HISTORICAL      NW TOYS     TOYS, INC., NW
                                          AMERICAN COIN     CO. AND       TOY CO. AND
                                          MERCHANDISING,  OREGON TOY      OREGON TOY
                                                INC.        COMPANY         COMPANY       PRO FORMA
                                          --------------  -----------   ----------------  ---------

Revenue:
Vending .................................    $ 17,615          5,266                        22,881
     Franchise and other ................       1,146             85                         1,231
                                             --------        -------         -------      --------
           Total revenue ................      18,761          5,351                        24,112

Cost of revenue:
     Vending ............................      12,614          3,570            (198)(f)    16,119
                                                                                 133(f)
     Franchise and other ................         680             64                           744
                                             --------        -------         -------      --------
           Total cost of revenue ........      13,294          3,634             (65)       16,863
           Gross profit .................       5,467          1,717              65         7,249

General and administrative expenses .....       3,526            521             323(g)      4,370
                                             --------        -------         -------      --------
     Operating earnings .................       1,941          1,196            (258)        2,879

Interest expense, related parties .......          11           --                              11
Interest expense (income), other, net ...         107           (112)            638(h)        633
                                             --------        -------         -------      --------
     Earnings before taxes ..............       1,823          1,308            (896)        2,235

Provision for income taxes ..............         638           --               144(i)        782
                                             --------        -------         -------      --------
     Net earnings .......................    $  1,185          1,308          (1,040)        1,453
                                             ========        =======         =======      ========


--------------------------

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a) Represents the elimination of certain historical working capital items of the Sellers, as the Company's purchase of working capital is limited to inventory, which was approximately $1,543,000 at the purchase date. The calculation of inventory acquired is based on an estimate of the fair value of the inventory acquired.

(b) Represents the elimination of historical property and equipment items of the Sellers, and the recording of the fair value of such property and equipment acquired. Fair value is based on management's estimates.

(c) Represents the purchase price in excess of the fair value of the net assets acquired and net liabilities assumed.

(d) Represents borrowings under the Company's credit facility to finance the purchase.

(e) Represents the elimination of the historical equity accounts of the Sellers, as a result of the acquisition.

(f) Represents the adjustments to depreciation expense as a result of the impacts of presenting the property and equipment at fair value and the change in depreciation methods from an accelerated method used by the Sellers to the straight-line method used by the Company.

(g) Represents the amortization of costs in excess of assets acquired. Amortization expense is computed on a straight-line basis over periods that are consistent with the Company's stated accounting policy.

(h) Represents interest expense as a result of the increased borrowings under the Company's credit facility to finance the purchase. Interest expense on such borrowings is calculated using an assumed interest rate of 8.5%.

(i) Represents additional income tax expense for: (i) the income of the Sellers, as no income tax expense has historically been included in the financial statements of the Sellers as the Sellers are S Corporations, and
     (ii) the tax benefits of increased interest. Income tax expense is computed using the statutory income tax rate.

       (c)  Exhibits.


               23.1      Consent of PricewaterhouseCoopers LLP.

               99.1 Press Release, dated as of June 1, 1998 entitled "American Coin Merchandising signs agreements to acquire its largest franchisees; will add approximately 1,300 skill-crane machines." (Filed as an exhibit to the Company's Form 8-K filed on June 2, 1998, and incorporated herein by reference.)

               99.2 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and Suncoast Toys, Inc. (Filed as an exhibit to the Company's Form 8-K filed on June 2 1998, and incorporated herein by reference.)

               99.3 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and Oregon Coin Company. (Filed as an exhibit to the Company's Form 8-K filed on June 2, 1998, and incorporated herein by reference.)

               99.4 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and NW Toys Co. (Filed as an exhibit to the Company's Form 8-K filed on June 2, 1998, and incorporated herein by reference.)

               99.5 Suncoast Toys, Inc., NW Toys Co. and Oregon Coin Company combined financial statements at December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997 and at March 31, 1998 (unaudited) and for the three months ended March 31, 1997 and 1998 (unaudited).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  July 23, 1998


                                            AMERICAN COIN MERCHANDISING, INC.


                                     By:    /s/ W. John Cash
                                            ---------------------------------
                                            W. John Cash
                                     Its:   Vice President, Chief Financial
                                            Officer and Treasurer

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
   23.1             Consent of PricewaterhouseCoopers LLP.

   99.1             Press Release, dated as of June 1, 1998 entitled "American
                    Coin Merchandising signs agreements to acquire its largest franchisees; will add approximately 1,300 skill-crane machines." (Filed as an exhibit to the Company's Form 8-K filed on June 2, 1998, and incorporated herein by reference.)

   99.2 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and Suncoast Toys,
                    Inc. (Filed as an exhibit to the Company's Form 8-K filed on June 2 1998, and incorporated herein by reference.)

   99.3 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and Oregon Coin
                    Company. (Filed as an exhibit to the Company's Form 8-K filed on June 2, 1998, and incorporated herein by reference.)

   99.4 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and NW Toys Co.
                    (Filed as an exhibit to the Company's Form 8-K filed on June
                    2, 1998, and incorporated herein by reference.)

   99.5 Suncoast Toys, Inc., NW Toys Co. and Oregon Coin Company combined financial statements at December 31, 1996 and 1997 and for each of the three years in the period ended December
                    31, 1997 and at March 31, 1998 (unaudited) and for the three months ended March 31, 1997 and 1998 (unaudited).